===============================================================================

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):   OCTOBER 26, 2006


                                   UNIFI, INC.
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
-------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


            1-10542                                   11-2165495
-------------------------------------------------------------------------------
     (Commission File No.)                (IRS Employer Identification No.)



                            7201 WEST FRIENDLY AVENUE
                        GREENSBORO, NORTH CAROLINA 27410
-------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (336) 294-4410
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On October 26, 2006, Unifi, Inc. issued a press release announcing its operating results for its first quarter ended September 24, 2006, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

              The information included herein, as well as Exhibit 99.1 referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

        (d)   Exhibits.

              EXHIBIT
              NUMBER      DESCRIPTION
              -------     -----------
                99.1      Press Release, issued by Unifi, Inc. on October 26,
                          2006 announcing its operating results for its first quarter ended September 24, 2006.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           UNIFI, INC.


                                           By: /s/ Charles F. Mccoy
                                               ---------------------------
                                               Name: Charles F. McCoy
                                                     Vice President, Secretary
                                                     and General Counsel


Dated:  October 26, 2006

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NO.       DESCRIPTION
-----------       -----------
   99.1           Press Release,  issued by Unifi, Inc. on October 26, 2006
                  announcing its operating results for its first quarter ended September 24, 2006.